SEMIANNUAL REPORT
BLUE CHIP GROWTH FUND
T. ROWE PRICE(R)
JUNE 30, 2002

REPORT HIGHLIGHTS
-----------------
BLUE CHIP GROWTH FUND
     o The markets struggled greatly in the first six months of 2002, and blue chip growth stocks were among those hardest hit.
     o The fund stayed true to its mandate during the sell-off and posted a significant loss, but fared better than the average growth fund. Long-term results remain strong.
     o    Large companies that have grown through
          acquisitions or firms deemed to have complex accounting were generally punished.
     o We are hopeful that improved corporate governance, financial disclosure, and earnings will help restore investor confidence quickly.

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

FELLOW SHAREHOLDERS
     Market declines are never enjoyable, and this down market is proving to be more prolonged and significant than the average post-WWII bear market. In particular, the past six months have been among the most difficult periods for large-cap growth investing in recent memory. A crisis of confidence--fueled by questions regarding accounting integrity, corporate ethical lapses, lackluster earnings, and global terrorism--has hurt stocks and particularly large growth stocks.

PERFORMANCE COMPARISON
Periods Ended 6/30/02         6 Months    12 Months
---------------------         --------    ---------
Blue Chip Growth shares        -16.88%     -20.53%
Blue Chip Growth-
Advisor Class shares           -16.92      -20.61
S&P 500 Index                  -13.16      -17.99
Lipper Large-Cap
Growth Funds Index             -17.96      -24.91

     The steep drop that the fund and its Advisor Class endured during the past six months and year largely reflects the rapidly worsening environment of the most recent quarter. It was virtually impossible for a large-cap growth investment strategy to stay true to its mandate and avoid double-digit losses. While results were below those of the broad S&P 500, they were somewhat better than for the fund's growth-specific Lipper benchmark. This does not mitigate the impact of these losses, and we do not want to sugarcoat them. They are painful for us, as we know they are for you. However, we remain confident in our strategy, and we are working diligently to invest for solid long-term performance. As shown in the Performance Comparison chart on page 10, since inception, the fund has outpaced the S&P 500 and its Lipper benchmark by a significant margin. (Note that, to be consistent with other T. Rowe Price funds, we have switched from using the Lipper Large-Cap Growth Funds Average to the Lipper Large-Cap Growth Funds Index. During the 6- and 12-month periods, the Lipper average returned -18.68% and -25.53%, respectively.)

MARKET ENVIRONMENT
     Corporate improprieties were the center of attention in the past six months, as several companies announced accounting irregularities, conflicts of interest, or SEC investigations. Adelphia, Enron, Xerox, and WorldCom were notable examples. Fortunately, your fund had no exposure to these (other than a very small amount of WorldCom sold much above current prices). We did not avoid the fallout altogether: meaningful positions in Tyco International declined significantly due to funding concerns and evidence of tax evasion by the now-former CEO, while our holding in Omnicom declined due to accounting questions. Moreover, in the post-Enron era, investors have become wary of all companies with complex accounting arrangements or that have grown via acquisitions. These qualities tend to be found more commonly among larger companies, and a number of large growth companies suffered, including leaders such as GE, American International Group, Citigroup, and Merck.

     The large growth segment remained among the market's worst performers (a place it has held for several quarters). However, the crisis of confidence hampered every sector of the market during the half year. This was the case despite a fairly consistent stream of positive economic news in the broader economy, including improved factory orders and strong housing, auto, and retail sales. Conversely, neither the information technology or telecommunication services sector has yet recovered from the excessive capital expenditures during the tech bubble. WorldCom announced that it had misstated expenses (apparently intentionally) and actually suffered losses for the previous 15 months. The news helped push the entire telecom sector down more than 40% in 2002.

     The health care sector, normally somewhat defensive, had inconsistent performance, with health care services performing quite well but pharmaceutical stocks declining sharply. Several large drug companies are facing patent expirations on blockbuster drugs while also experiencing difficulty in getting new products approved by the FDA. The financial sector was also bifurcated: some regional banks and non-market-sensitive stocks held up reasonably well, but brokers and other market-sensitive stocks did poorly.

     Although the concerns regarding accounting integrity and the ongoing threat of terrorism are formidable obstacles, investors may have become overly pessimistic. The economic backdrop is favorable, and the banking system appears to be reasonably sound (not always the case in market crises such as this). Inflation and interest rates also are quite supportive of improved equity performance. Restoring investor confidence in corporate governance and accounting integrity will take time. However, private sector actions (the pressures of the capital markets and resultant management actions to improve disclosure) and some level of increased regulation will improve financial reporting discipline. One risk is that in their zeal to eliminate impropriety, political leaders will aggressively implement a number of burdensome regulations and also vilify American business leaders. This would be ill advised and is a real risk for the U.S. stock market.

PORTFOLIO REVIEW
     As we noted in our last report to you, the outlook for earnings is somewhat uncertain despite a slowly recovering economy. Accordingly, we continue to pay special attention to earnings prospects, and were disappointed that several of our holdings declined despite generating durable, sustainable earnings growth. Investors are simply skeptical of large, complex companies, even if they have strong long-term growth records and prospects. We also recognize that a hallmark of bear markets is that established growth companies can decline significantly, particularly in the latter stages of the correction.

The following chart was depicted as a pie chart in the printed material.

          Consumer                                  19%
          Energy and Utilities                      4%
          Financial                                 26%
          Health Care                               23%
          Industrials and Business Services         12%
          Information Technology                    14%
          Telecommunications Services               1%
          Reserves                                  1%

     There were some areas where your fund made money in the first half of 2002. UNITEDHEALTH GROUP and WELLPOINT HEALTH NETWORKS, leading HMOs, continued to generate very good earnings and cash flow growth and were the top two performers in the first half. The health care services area also produced other major winners, such as pharmaceutical distributor AMERISOURCEBERGEN, and leading hospital chains HCA and TENET HEALTHCARE. Financial stocks generally outperformed, although banks, insurance, and consumer finance did much better than brokers. WELLS FARGO, BANK OF AMERICA, FIFTH THIRD BANCORP, and U.S. BANCORP are all relatively high-quality banks and each was a top performer. PROGRESSIVE, a major provider of auto insurance, continued to be an outstanding stock for your fund.

     Other positive contributors came from various industry sectors but all possessed strong balance sheets, managements, and growth prospects. Selected consumer products companies such as COCA-COLA performed well. We were fortunate in that we increased our position meaningfully (after several years of being underweight) and captured much of its outperformance. Other winners included APOLLO GROUP, a leader in post-secondary education; SMITH INTERNATIONAL, a high-quality oil services firm; long-time holding DANAHER, an industrial company with outstanding free cash flow; and blue chip drug retailer WALGREEN.

A Second Take on Our Misses
     The list of first-half losers was extensive. As always, we will try to share with you whether we think the market's punishment was deserved and perhaps, more important, whether the future prospects are solid for major problem holdings. After several years of stellar performance, TYCO INTERNATIONAL became a disastrous position. Although we think the extent of the decline has been overdone, the company gave investors ample reason to lose confidence. We disliked the company's acquisition of CIT, which contributed to a perceived funding crisis that ultimately caused Tyco to reverse course and sell CIT. The CEO also resigned following charges that he evaded taxes on purchases of art. Although there continue to be various concerns regarding the company, its core health care, security, and industrial businesses appear to be healthy. In our view, the sale of CIT and continued strong cash flow generation are strong positives. If our analyst's earnings projections are reasonable, the stock could recover quite well.

     AOL TIME WARNER also deserved some of its poor performance. The company had to lower earnings guidance modestly and incurred costs as it simplified its partnerships with other media players. However, we believe that the new management team is improving operations while increasing the transparency of financial results. While the AOL classic service has growth challenges, investors are not ascribing much worth to it in the firm's overall valuation, and any improvement in results could drive strong stock performance. This is a holding we will continue to monitor carefully.

     Longtime holding CITIGROUP was also a major loser in the first half. Its investment banking relationships with Enron, Adelphia, and WorldCom, as well as challenges in its corporate finance, consumer finance, and foreign operations, topped the list of concerns. These are legitimate issues. However, Citigroup's valuation is becoming compelling. Continued improvement in the global economy and capital markets could result in a sharp improvement in stock performance.

     GE also performed very poorly. Investors were concerned about the company's jet engine and power turbine business as well as its complexity and the adequacy of its financial disclosures. On balance, we think the company continues to improve disclosure. However, it has posted mediocre results in key divisions, including its GE Capital financial segment. Thus, while we will continue to hold GE, we are not overly enthusiastic about it relative to other holdings.

     OMNICOM, a top ad agency, was pummeled along with other media companies. Omnicom was plagued by a Wall Street Journal article questioning how it accounted for organic growth and noting large upcoming debt repayments. However, Omnicom has the best operating results in its industry and has demonstrated that it has adequate funding to meet its debt obligations. The company is reasonably valued and should perform well as the economy recovers.

     Home Depot declined sharply, but we believe investors will reevaluate the company more favorably over time. Home Depot is producing same-store-sales gains somewhat below its largest competitor, Lowe's. This is chiefly because Home
Depot is significantly larger and its store base is more mature (its stores produce a much higher level of sales per store and profitability). Also, the new management at Home Depot is emphasizing improved inventory management, efficiency, and cash flow. The company has been very successful in these areas and is now able to finance growth internally. While management may have been a bit too zealous and thus hurt same-store sales, it remains an outstanding company at an attractive valuation.

     MICROSOFT and PFIZER were also major detractors, but mainly because both are large holdings. Microsoft was a strong relative performer in the technology area, and Pfizer performed reasonably well versus other pharmaceutical stocks. In our view, both companies are well positioned to generate very strong earnings and cash-flow growth.

STRATEGY
     We have been managing this fund for approximately nine years (and investing for several decades). Our strategy of seeking high-quality fundamentals is particularly important in this emotion-driven market. We continue to add to core holdings as long as we are confident regarding fundamentals and return potential, and we try to be decisive about weeding out holdings where we believe the return potential relative to risk is no longer attractive. Additions to existing holdings such as TEXAS INSTRUMENTS, PHARMACIA, U.S. Bancorp, and Bank of America were significant enough to be included in the 10 largest purchases for the past six months.

     However, we did establish four new major positions, all of which we think have quality balance sheets and profitability. We expect UPS to perform well once it resolves negotiations with its labor unions. Printer company LEXMARK INTERNATIONAL has done well relative to other technology stocks since purchase. While we continue to view Internet-based companies with skepticism, USA INTERACTIVE (parent to online travel company Expedia and Ticketmaster) has strong management (Barry Diller) and continues to generate attractive cash-flow growth. Student-loan provider SLM, also known as Sallie Mae, continues to benefit from strong growth in student enrollment, increasing lending amounts, and a competitive advantage in loan servicing compared to the government's direct lending program.

     Most stock sales were driven by deteriorating fundamentals or the belief that other companies in the sector were better positioned. It was somewhat gratifying that several stocks that were eliminated declined very significantly after their sale (falling far more than market averages). Included in this group were contract manufacturer FLEXTRONICS, SPRINT PCS, SAFEWAY, media firm LIBERTY MEDIA, and ELECTRONIC DATA SYSTEMS. The fund's analysts have played an important role in identifying problems with these companies before we suffered significant losses.

OUTLOOK
     Despite reassurance from the Federal Reserve that the economic recovery is on target, the markets have not reacted well. However, history tells us that almost every investment boom has been accompanied by excess investment in certain sectors and corporate mismanagement. While the problems may be somewhat more widespread currently, there are many excellent companies run by competent and honest managements in which we can invest.

     Our job in this difficult environment is to invest in such companies at prices that increase your odds of making solid returns. Lower stock prices can help us in this endeavor, but we must effectively distinguish between stocks suffering short-term setbacks and those facing long-term decline.

     Market critics have asserted that stock returns could be poor for several years. On balance, however, we think the outlook is quite good for several reasons:
     1.   Earnings growth remains strong at many
          high-quality U.S. companies.
     2.   Valuations are now much more reasonable.
     3. Many of our holdings generate significant free cash flow. Shareholder-oriented management will use this cash to repurchase shares or make value-added acquisitions at advantageous prices.
     4. Forces are building to restore investor confidence in U.S. companies. The U.S. regulatory agencies are heightening their scrutiny, and in the private sector, the capital markets and responsible management teams are encouraging better standards for disclosure. We expect that when companies generate solid results after these measures are undertaken, investors should feel much more assured.

Respectfully submitted,
/s/
Larry J. Puglia
President and chairman of the fund's Investment Advisory Committee
July 26, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------                                      Percent of
                                                                  Net Assets
                                                                     6/30/02
--------------------------------------------------------------------------------
Pfizer                                                                 4.1%
Citigroup                                                              3.9
UnitedHealth Group                                                     3.4
Microsoft                                                              3.3
Freddie Mac                                                            3.3
--------------------------------------------------------------------------------
First Data                                                             2.6
Wyeth                                                                  2.3
GE                                                                     2.3
Viacom                                                                 2.3
American International Group                                           2.1
--------------------------------------------------------------------------------
Johnson & Johnson                                                      1.9
Target                                                                 1.7
Wal-Mart                                                               1.7
Home Depot                                                             1.6
Bank of America                                                        1.6
--------------------------------------------------------------------------------
Fannie Mae                                                             1.5
Concord EFS                                                            1.5
Coca-Cola                                                              1.5
Wellpoint Health Networks                                              1.5
Cisco Systems                                                          1.5
--------------------------------------------------------------------------------
Danaher                                                                1.4
Philip Morris                                                          1.3
AOL Time Warner                                                        1.2
Marsh & McLennan                                                       1.2
Vodafone                                                               1.2
--------------------------------------------------------------------------------
Total                                                                 51.9%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size                 6 Months Ended 6/30/02
----------------------------------                 ----------------------
         Ten Largest Purchases                        Ten Largest Sales
         ---------------------                        -----------------
         Texas Instruments                            Exxon Mobil
         UPS*                                         Flextronics**
         Pharmacia                                    Sprint PCS**
         U.S. Bancorp                                 Freddie Mac
         Bank of America                              ACE Limited
         Oracle                                       Safeway**
         Intel                                        ChevronTexaco
         Lexmark International*                       Liberty Media**
         USA Interactive*                             Electronic Data Systems**
         SLM Corporation*                             Allergan
   *  Position added
  **  Position eliminated

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

   The following chart was depicted as a line graph in the printed material.

                                   Lipper Large-Cap Growth     Blue Chip
                  S&P 500 Index         Funds Index          Growth shares
                  -------------         -----------          -------------
    6/30/1993         10000               10000                 10000
    6/30/1994         10140.2             10123.6               11025.5
    6/30/1995         12784.4             12723.3               13826.9
    6/30/1996         16108.5             15789                 17681.8
    6/30/1997         21698.1             20197.3               23444.2
    6/30/1998         28242.7             26601.9               30418.8
    6/30/1999         34669.7             33745.7               36648.1
    6/30/2000         37181.4             40720.8               42793.3
    6/30/2001         31667.4             27144.3               34933.7
    6/30/2002         25971               20381.7               27762.5

Note: Performance for Advisor Class shares will vary due to the differing fee structures. See returns table below.

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                              Since   Inception
Periods Ended 6/30/02       1 Year    3 Years    5 Years  Inception        Date
---------------------       ------    -------    -------  ---------        ----
Blue Chip Growth shares    -20.53%     -8.84%     3.44%      12.01%     6/30/93
Blue Chip Growth-
Advisor Class shares       -20.61          -         -      -17.26      3/31/00

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
BLUE CHIP GROWTH SHARES
                       6 Months      Year
                          Ended     Ended
                        6/30/02  12/31/01  12/31/00  12/31/99 12/31/98 12/31/97
NET ASSET VALUE
Beginning of period     $ 28.97  $  33.85  $  36.34  $  30.60  $ 24.17  $ 19.06
Investment activities
  Net investment
  income (loss)           (0.01)    (0.02)    (0.03)     0.03     0.11     0.13
  Net realized and
  unrealized gain
  (loss)                  (4.88)    (4.86)    (0.84)     6.07     6.82     5.12
  Total from
  investment
  activities              (4.89)    (4.88)    (0.87)     6.10     6.93     5.25
Distributions
  Net investment
  income                      -         -         -     (0.03)   (0.11)   (0.12)
  Net realized gain           -         -     (1.62)    (0.33)   (0.39)   (0.02)
  Total distributions         -         -     (1.62)    (0.36)   (0.50)   (0.14)
NET ASSET VALUE
End of period           $ 24.08  $  28.97  $  33.85  $  36.34  $ 30.60  $ 24.17

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return^           (16.88)%  (14.42)%   (2.53)%    20.00%   28.84%   27.56%
Ratio of total expenses
to average net assets     0.95%#     0.96%     0.91%     0.91%    0.91%    0.95%
Ratio of net invest-
ment income (loss) to
average net assets      (0.05)%#   (0.06)%   (0.09)%     0.10%    0.43%    0.86%
Portfolio turnover rate   48.7%#     48.3%     50.9%     41.3%    34.5%    23.7%
Net assets, end of
period (in millions)    $ 5,083  $  6,242  $  7,113  $  6,709  $ 4,330  $ 2,345

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
#    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
BLUE CHIP GROWTH - ADVISOR CLASS SHARES
---------------------------------------
                                 6 Months          Year      3/31/00
                                    Ended         Ended      Through
                                  6/30/02      12/31/01     12/31/00
                                  -------      --------     --------
NET ASSET VALUE
Beginning of period               $  29.02      $  33.91      $ 38.63
Investment activities
 Net investment income (loss)        (0.01)        (0.01)        0.02*
 Net realized and
 unrealized gain (loss)              (4.90)        (4.88)       (3.12)
 Total from
 investment activities               (4.91)        (4.89)       (3.10)
Distributions
Net realized gain                       -             -         (1.62)

NET ASSET VALUE
End of period                     $  24.11      $  29.02      $ 33.91

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return^                       (16.92)%      (14.42)%     (8.15)%
Ratio of total expenses to
average net assets                   0.99%#         0.99%       0.69%#
Ratio of net investment
income (loss) to average
net assets                          (0.10)%#       (0.04)%      0.25%#
Portfolio turnover rate              48.7%#        48.3%        50.9%#
Net assets, end of period
(in thousands)                    $ 418,778     $ 469,089     $ 2,831

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. The per-share amounts for the investment activities of the Advisor Class may be inconsistent with the aggregate amounts presented elsewhere in the financial statements for the fund, due to the partial year of operations for the Advisor Class and the timing of sales and redemptions of shares in relation to fluctuating market values for the investment portfolio.
^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
#    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2002

STATEMENT OF NET ASSETS                              Shares         Value
                                                             In thousands
COMMON STOCKS  99.8%
CONSUMER DISCRETIONARY  13.8%

Automobiles  0.5%
Harley-Davidson                                     550,000   $    28,198
                                                                   28,198
Hotels, Restaurants & Leisure  0.5%
Starbucks *                                       1,000,000        24,850
                                                                   24,850
Internet & Catalog Retail  0.4%
USA Interactive *                                 1,030,000        24,154
                                                                   24,154
Leisure Equipment & Products  0.1%
Mattel                                              280,000         5,902
                                                                    5,902
Media  6.3%
AOL Time Warner *                                 4,600,000        67,666
Clear Channel Communications *                    1,900,000        60,838
Comcast, Class A *                                1,850,000        44,104
Disney                                              100,000         1,890
Omnicom                                             880,000        40,304
Univision Communications, Class A *                 220,000         6,908
Viacom, Class B *                                 2,800,000       124,236
                                                                  345,946
Multiline Retail  3.8%
Kohl's *                                            310,000        21,725
Target                                            2,525,000        96,202
Wal-Mart                                          1,660,000        91,317
                                                                  209,244
Specialty Retail  1.9%
Best Buy *                                          460,000        16,698
Home Depot                                        2,440,000        89,621
                                                                  106,319
Textiles, Apparel, & Luxury Goods  0.3%
Nike, Class B                                       280,000        15,022
                                                                   15,022
Total Consumer Discretionary                                      759,635

CONSUMER STAPLES  5.3%

Beverages  2.8%
Anheuser-Busch                                      115,000   $     5,750
Coca-Cola                                         1,500,000        84,000
PepsiCo                                           1,300,000        62,660
                                                                  152,410
Food & Drug Retailing  0.5%
Sysco                                               160,000         4,355
Walgreen                                            680,000        26,269
                                                                   30,624
Household Products  0.7%
Colgate-Palmolive                                   500,000        25,025
Procter & Gamble                                    130,000        11,609
                                                                   36,634
Tobacco  1.3%
Philip Morris                                     1,670,000        72,945
                                                                   72,945
Total Consumer Staples                                            292,613


ENERGY  3.9%

Energy Equipment & Services  2.0%
Baker Hughes                                      1,360,000        45,274
BJ Services *                                       950,000        32,186
Smith International *                               500,000        34,095
                                                                  111,555
Oil & Gas  1.9%
ChevronTexaco                                       500,000        44,250
Exxon Mobil                                       1,400,000        57,288
                                                                  101,538
Total Energy                                                      213,093


FINANCIALS  26.4%

Banks  6.8%
Bank of America                                   1,240,000        87,246
Bank of New York                                  1,150,000        38,813
Fifth Third Bancorp                                 790,000        52,653

Mellon Financial                                  2,000,000   $    62,860
Northern Trust                                      460,000        20,268
U.S. Bancorp                                      2,300,000        53,705
Wells Fargo                                       1,180,000        59,071
                                                                  374,616
Diversified Financials  14.1%
American Express                                    250,000         9,080
Capital One Financial                               500,000        30,525
Charles Schwab                                    1,400,000        15,680
Citigroup                                         5,600,000       217,000
Fannie Mae                                        1,150,000        84,813
Franklin Resources                                  610,000        26,010
Freddie Mac                                       2,950,000       180,540
Goldman Sachs Group                                 437,000        32,054
Merrill Lynch                                       890,000        36,045
Morgan Stanley                                    1,180,000        50,834
SLM Corporation                                     300,000        29,070
State Street                                      1,375,000        61,463
                                                                  773,114
Insurance  5.5%
ACE Limited                                         640,000        20,224
Allstate                                            100,000         3,698
American International Group                      1,720,000       117,355
Hartford Financial Services Group                   640,000        38,061
John Hancock Financial Services                     100,000         3,520
Marsh & McLennan                                    680,000        65,688
Progressive Corporation                             520,000        30,082
XL Capital, Class A                                 300,000        25,410
                                                                  304,038
Total Financials                                                1,451,768


HEALTH CARE  22.7%

Biotechnology  1.2%
Amgen *                                             730,000        30,573
Genentech *                                          10,000           335
IDEC Pharmaceuticals *                              232,000         8,224
MedImmune *                                       1,000,000        26,400
                                                                   65,532

Health Care Equipment & Supplies  1.8%
Baxter International                              1,300,000   $    57,785
Guidant *                                           325,000         9,825
Medtronic                                           650,000        27,852
Waters Corporation *                                 40,000         1,068
                                                                   96,530
Health Care Providers & Services  8.2%
AmerisourceBergen                                   700,000        53,200
Cardinal Health                                     560,000        34,390
HCA                                                 880,000        41,800
Laboratory Corporation of America *                 660,000        30,129
Tenet Healthcare *                                  310,000        22,180
UnitedHealth Group                                2,050,000       187,677
Wellpoint Health Networks *                       1,060,000        82,479
                                                                  451,855
Pharmaceuticals  11.5%
Abbott Laboratories                               1,400,000        52,710
Allergan                                            300,000        20,025
Biovail *                                           550,000        15,928
Eli Lilly                                           280,000        15,792
Forest Laboratories *                               232,000        16,426
Johnson & Johnson                                 2,000,000       104,520
King Pharmaceuticals *                               40,000           890
Merck                                                10,000           506
Pfizer                                            6,460,000       226,100
Pharmacia                                         1,120,000        41,944
Schering-Plough                                     500,000        12,300
Wyeth                                             2,500,000       128,000
                                                                  635,141
Total Health Care                                               1,249,058


INDUSTRIALS & BUSINESS SERVICES  11.9%

Aerospace & Defense  0.4%
General Dynamics                                    100,000        10,635
Honeywell International                             250,000         8,808
                                                                   19,443

Air Freight & Logistics  0.7%
UPS, Class B                                        640,000   $    39,520
                                                                   39,520
Commercial Services & Supplies  6.3%
Apollo Group, Class A *                           1,030,000        40,603
Automatic Data Processing                           920,000        40,066
Cendant *                                         2,100,000        33,348
Concord EFS *                                     2,800,000        84,392
Convergys *                                           1,000            19
First Data                                        3,830,000       142,476
Paychex                                              70,000         2,190
Waste Management                                    100,000         2,605
                                                                  345,699
Industrial Conglomerates  3.1%
3M                                                   92,000        11,316
GE                                                4,400,000       127,820
Tyco International                                2,525,000        34,113
                                                                  173,249
Machinery  1.4%
Danaher                                           1,180,000        78,293
                                                                   78,293
Total Industrials & Business Services                             656,204


INFORMATION TECHNOLOGY  13.5%

Communications Equipment  2.7%
Brocade Communications Systems *                    370,000         6,468
Cisco Systems *                                   5,720,000        79,794
Motorola                                            820,000        11,824
Nokia ADR                                         1,300,000        18,824
QUALCOMM *                                        1,150,000        31,614
                                                                  148,524
Computers & Peripherals  1.6%
Dell Computer *                                   1,700,000        44,438
IBM                                                 210,000        15,120
Lexmark International, Class A *                    520,000        28,288
                                                                   87,846

IT Consulting & Services  1.1%
Affiliated Computer Services, Class A *           1,300,000   $    61,724
                                                                   61,724
Semiconductor Equipment & Products  4.2%
Analog Devices *                                  1,150,000        34,155
Applied Materials *                               1,450,000        27,579
Intel                                             1,900,000        34,713
KLA-Tencor *                                        250,000        10,997
Linear Technology                                   200,000         6,286
Maxim Integrated Products *                       1,540,000        59,028
QLogic *                                            250,000         9,525
Texas Instruments                                 1,730,000        41,001
Xilinx *                                            250,000         5,608
                                                                  228,892
Software  3.9%
Adobe Systems                                       250,000         7,125
Electronic Arts *                                   130,000         8,587
Microsoft *                                       3,310,000       181,057
Oracle *                                            100,000           947
Siebel Systems *                                     10,000           142
VERITAS Software *                                  770,000        15,238
                                                                  213,096
Total Information Technology                                      740,082


TELECOMMUNICATION SERVICES  1.2%

Diversified Telecommunication Services  0.0%
Verizon Communications                               70,000         2,811
                                                                    2,811
Wireless Telecommunication Services  1.2%
Vodafone ADR                                      4,700,000        64,155
                                                                   64,155
Total Telecommunication Services                                   66,966

UTILITIES  0.0%
Gas Utilities  0.0%
El Paso Corporation                                  10,000   $       206
Total Utilities                                                       206
Total Miscellaneous Common Stocks 1.1%                             60,649
Total Common Stocks (Cost  $5,388,089)                          5,490,274

SHORT-TERM INVESTMENTS  0.0%
Money Market Fund  0.0%
T. Rowe Price Reserve Investment Fund, 1.95% #    2,664,785         2,665

Total Short-Term Investments (Cost  $2,665)                         2,665

Total Investments in Securities
99.8% of Net Assets (Cost $5,390,754)                         $ 5,492,939

Other Assets Less Liabilities                                       8,632

NET ASSETS                                                    $ 5,501,571
Net Assets Consist of:
Undistributed net investment income (loss)                    $    (1,773)
Undistributed net realized gain (loss)                           (732,024)
Net unrealized gain (loss)                                        102,185

Paid-in-capital applicable to 228,473,176
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                    6,133,183

NET ASSETS                                                    $ 5,501,571

NET ASSET VALUE PER SHARE
Blue Chip Growth shares
($5,082,792,648/211,105,419 shares outstanding)               $     24.08

Blue Chip Growth - Advisor Class shares
($418,778,236/17,367,757 shares outstanding)                  $     24.11

     #    Seven-day yield
     *    Non-income producing
   ADR    American Depository Receipts

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS                                            6 Months
                                                                      Ended
                                                                    6/30/02
INVESTMENT INCOME (LOSS)
Income
 Dividend                                                       $    27,664
 Interest                                                               212
 Total income                                                        27,876
Expenses
 Investment management                                               19,466
 Shareholder servicing
   Blue Chip Growth shares                                            8,719
   Blue Chip Growth - Advisor Class shares                              233
 Distribution - Blue Chip Growth - Advisor Class shares                 584
 Prospectus and shareholder reports
   Blue Chip Growth shares                                              398
   Blue Chip Growth - Advisor Class shares                                8
 Proxy and annual meeting                                               169
 Custody and accounting                                                 146
 Directors                                                               21
 Registration                                                            18
 Legal and audit                                                         12
 Total expenses                                                      29,774
 Expenses paid indirectly                                              (125)
 Net expenses                                                        29,649
Net investment income (loss)                                         (1,773)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
 Securities                                                        (246,209)
 Foreign currency transactions                                          (38)
 Net realized gain (loss)                                          (246,247)
Change in net unrealized gain (loss) on securities                 (880,504)
Net realized and unrealized gain (loss)                          (1,126,751)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $(1,128,524)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS                               In thousands

                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/02       12/31/01
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income (loss)                        $   (1,773)   $    (3,935)
 Net realized gain (loss)                              (246,247)      (451,627)
 Change in net unrealized gain (loss)                  (880,504)      (621,719)
 Increase (decrease) in net assets from operations   (1,128,524)    (1,077,281)

Capital share transactions *
 Shares sold
   Blue Chip Growth shares                              619,730      1,459,474
   Blue Chip Growth - Advisor Class shares               62,510        513,096
 Shares redeemed
   Blue Chip Growth shares                             (734,997)    (1,281,199)
   Blue Chip Growth - Advisor Class shares              (28,512)       (18,623)
 Increase (decrease) in net assets from
 capital share transactions                             (81,269)       672,748

Net Assets
Increase (decrease) during period                    (1,209,793)      (404,533)
Beginning of period                                   6,711,364      7,115,897
End of period                                        $5,501,571    $ 6,711,364

*Share information
 Shares sold
   Blue Chip Growth shares                               22,488         49,123
   Blue Chip Growth - Advisor Class shares                2,245         16,749
 Shares redeemed
   Blue Chip Growth shares                              (26,873)       (43,771)
   Blue Chip Growth - Advisor Class shares               (1,044)          (666)
 Increase (decrease) in shares outstanding               (3,184)        21,435

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth; income is a secondary objective. The fund has two classes of shares: Blue Chip Growth Fund, offered since June 30, 1993, and Blue Chip Growth Fund-Advisor Class, which was first offered on March 31, 2000. Blue Chip Growth-Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Class Accounting Blue Chip Growth-Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $124,000 and $1,000 respectively, for the period ended June 30, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS
     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $1,524,671,000 and $1,578,534,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $316,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2002, the fund had $485,133,000 of unused capital loss carryforwards, of which $485,133,000 expire in 2009. Additionally, during the six-months ended June 30, 2002, the fund realized $19,412,000 of net gain on in-kind redemptions. Such gains are not taxable to the fund and have been reclassified from undistributed net realized gain to paid in-capital in the accompanying financial statements.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,390,754,000. Net unrealized gain aggregated $102,185,000 at period-end, of which $794,610,000 related to appreciated investments and $692,425,000 related to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $2,926,000.

     The manager has agreed to bear any expenses through December 31, 2003, which would cause the Blue Chip Growth - Advisor Class's ratio of total expenses to average net assets to exceed 1.05%. Thereafter, through December 31, 2005, the Blue Chip Growth - Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement with-out causing its ratio of total expenses to average net assets to exceed 1.05%.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Blue Chip Growth share class. Expenses incurred pursuant to these service agreements totaled $6,473,000 for the six months ended June 30, 2002, of which $1,248,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2002, the Blue Chip Growth share class was charged $143,000 for shareholder servicing costs related to the college savings plans, of which $124,000 was for services provided by Price and $20,000 was payable at period-end. At June 30, 2002, approximately 1.1% of the outstanding shares of the Blue Chip Growth share class were held by college savings plans.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended June 30, 2002, the Blue Chip Growth share class was allocated $212,000 of Spectrum expenses, of which $48,000 related to services provided by Price and $82,000 was payable at period-end. At June 30, 2002, approximately 3.4% of the outstanding shares of the Blue Chip Growth share class were held by Spectrum. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $212,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS
     Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS
---------------------
NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                 OTHER DIRECTORSHIPS OF PUBLIC COMPANIES

Calvin W. Burnett, Ph.D.      President, Coppin State College; Director,
(3/16/32)                     Provident Bank of Maryland
2001

Anthony W. Deering            Director, Chairman of the Board, President, and
(1/28/45)                     Chief Executive Officer, The Rouse Company,
2001                          real estate developers

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1/27/43)                     acquisition and management advisory firm
1993

David K. Fagin                Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                      Golden Star Resources Ltd., and Canyon Resources
1993                          Corp. (5/00 to present); Chairman and
                              President, Nye Corp.

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(8/22/34)                     Inc. consulting environmental and civil engineers
2001

Hanne M. Merriman             Retail Business Consultant; Director, Ann Taylor
(11/16/41)                    Stores Corp., Ameren Corp., Finlay Enterprises,
1994                          Inc. The Rouse Company and US Airways Group, Inc.

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                    a real estate investment company; Senior Advisor
2001                          and Partner, Blackstone Real Estate Advisors,
                              L.P.; Director, AMLI Residential Properties
                              Trust, Host Marriott Corp., and The Rouse Company

Hubert D. Vos                 Owner/President, Stonington Capital Corp., a
(8/2/33)                      private investment company
1993

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
---------------------------------
NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                 OTHER DIRECTORSHIPS OF PUBLIC COMPANIES

Paul M. Wythes                Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                     capital limited partnership, providing equity
1993                          capital to young high-technology companies
                              throughout the United States; Director,
                              Teltone Corp.

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.


INSIDE DIRECTORS
----------------
NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED**                OTHER DIRECTORSHIPS OF PUBLIC COMPANIES

James A.C. Kennedy            Director and Vice President, T. Rowe Price and
(8/15/53)                     T. Rowe Price Group, Inc.
1997
[32]

James S. Riepe                Director and Vice President, T. Rowe Price;
(6/25/43)                     Vice Chairman of the Board, Director, and Vice
1993                          President, T. Rowe Price Group,Inc.; Chairman of
[98]                          the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Investment
                              Services, Inc., T. Rowe Price Retirement Plan
                              Services, Inc., and T. Rowe Price Services, Inc.;
                              Chairman of the Board, Director, President, and
                              Trust Officer, T. Rowe Price Trust Company;
                              Director, T. Rowe Price International, Inc., and
                              T. Rowe Price Global Investment Services Limited;
                              Vice President, Blue Chip Growth Fund

M. David Testa                Vice Chairman of the Board, Chief Investment
(4/22/44)                     Officer, Director, and Vice President, T. Rowe
1993                          Price Group, Inc.; Chief Investment Officer,
[98]                          Director, and Vice President, T. Rowe Price;
                              Chairman and Director, T. Rowe Price Global Asset
                              Management Limited; Vice President and Director,
                              T. Rowe Price Trust Company; Director, T. Rowe
                              Price Global Investment Services Limited and
                              T. Rowe Price International, Inc.

**   Each inside director serves until the election of a successor.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
OFFICERS
NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                PRINCIPAL OCCUPATION(S)

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Blue Chip Growth Fund        Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Donald J. Easley (11/28/71)             Vice President, T. Rowe Price
Vice President, Blue Chip Growth Fund

Henry M. Ellenbogen (1/21/71)           Vice President, T. Rowe Price; formerly
Vice President, Blue Chip Growth Fund   Chief of Staff, U.S. Representative
                                        Peter Deutsch (to 1999); Executive Vice
                                        President, Business Development,
                                        HelloAsia (to 2001)

Robert N. Gensler (10/18/57)            Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Blue Chip Growth Fund   Price Group, Inc.; Vice President,
                                        T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc. T. Rowe Price
                                        Services, Inc., and T. Rowe Price
                                        Trust Company

Kris H. Jenner (2/5/62)                 Vice President, T.Rowe Price and T.Rowe
Vice President, Blue Chip Growth Fund   Price Group, Inc.

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Trust Company

Christopher R. Leonard (1/11/73)        Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe
Secretary, Blue Chip Growth Fund        Price and T. Rowe Price Investment
                                        Services, Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Blue Chip Growth Fund       Price Group, Inc., and T. Rowe Price
                                        Trust Company

Timothy C. Parker (11/9/74)             Employee, T. Rowe Price; formerly
Vice President, Blue Chip Growth Fund   investment banking analyst, Robert W.
                                        Baird & Co., Inc. (to 1999); student,
                                        Darden Graduate School, University
                                        of Virginia (to 2001)

     Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
OFFICERS
NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                PRINCIPAL OCCUPATION(S)

Larry J. Puglia (8/25/60)               Vice President, T. Rowe Price and
President, Blue Chip Growth Fund        T. Rowe Price Group, Inc.

Karen M. Regan (4/16/67)
Vice President, Blue Chip Growth Fund   Assistant Vice President, T. Rowe Price

Robert W. Sharps (6/10/71)              Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.

Robert W. Smith (4/11/61)               Vice President, T. Rowe Price,
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc., and
                                        T. Rowe Price International, Inc.

     Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS                   BOND FUNDS                 MONEYMARKET FUNDS++
-----------                   ----------                 -------------------
DOMESTIC                      DOMESTIC TAXABLE           TAXABLE
Blue Chip Growth*             Corporate Income           Prime Reserve
Capital Appreciation          GNMA                       Summit Cash Reserves
Capital Opportunity           High Yield*                U.S. Treasury Money
Developing Technologies       New Income
Diversified Small-Cap         Short-Term Bond            TAX-FREE
  Growth                      Spectrum Income            California Tax-Free
Dividend Growth               Summit GNMA                   Money
Equity Income*                U.S. Bond Index            Maryland Tax-Free
Equity Index 500              U.S. Treasury                 Money
Extended Equity Market          Intermediate             New York Tax-Free Money
  Index                       U.S. Treasury              Summit Municipal Money
Financial Services              Long-Term                   Market
Growth & Income                                          Tax-Exempt Money
Growth Stock*                 DOMESTIC TAX-FREE
Health Sciences               California Tax-Free        INTERNATIONAL/GLOBAL
Media & Telecommun              Bond                     FUNDS
  -ications                   Florida Intermediate       -----------------------
Mid-Cap Growth*                 Tax-Free                 STOCK
Mid-Cap Value                 Georgia Tax-Free Bond      Emerging Europe &
New America Growth            Maryland Short-Term           Mediterranean
New Era                         Tax-Free Bond            Emerging Markets Stock
New Horizons                  Maryland Tax-Free Bond     European Stock
Real Estate                   New Jersey Tax-Free        Global Stock
Science & Technology*           Bond                     Global Technology
Small-Cap Stock*              New York Tax-Free Bond     International
Small-Cap Value*+             Summit Municipal Income       Discovery+
Spectrum Growth               Summit Municipal           International Equity
Tax-Efficient Growth            Intermediate                Index
Tax-Efficient Multi-Cap       Tax-Free High Yield        International Growth
  Growth                      Tax-Free Income               & Income
Total Equity Market Index     Tax-Free Intermediate      International Stock*
Value*                          Bond                     Japan
                              Tax-Free Short-            Latin America
                                Intermediate             New Asia
BLENDED ASSET FUNDS           Virginia Tax-Free Bond     Spectrum International
Balanced
Personal Strategy Balanced                               BOND
Personal Strategy Growth                                 Emerging Markets Bond
Personal Strategy Income                                 International Bond*
Tax-Efficient Balanced

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.
* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
+    Closed to new investors.
++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price  Investment  Services, Inc.
100 East Pratt Street
Baltimore,  MD 21202                                        F93-051  6/30/02